PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2021
Summary of property and equipment, net

	2021	2020
Brick machines	$2,515,461	$2,534,700
Right-of-Use assets – vehicles	175,416	135,620
Furniture and equipment	176,167	84,514
Leasehold improvements	178,491	138,630
Demonstration & test equipment	11,217,876	—
Total property and equipment	14,263,411	2,893,464
Less: accumulated depreciation	(2,395,571)	(67,705)
Property and equipment, net	$11,867,840	$2,825,759